Business Combination and Acquisition	12 Months Ended
Dec. 31, 2021
Business Combination and Asset Acquisition [Abstract]
Business Combination and Acquisition
4. Business Combination and Acquisition
Business Combination
The Business Combination was completed on October 15, 2021. The Business Combination was accounted for as a business combination under ASC 805. Opco constitutes a business, with inputs, processes, and outputs. Accordingly, the acquisition of Opco constitutes the acquisition of a business for purposes of ASC 805, and due to the change in control, has been accounted for using the acquisition method with the Company as the accounting acquirer and Opco as the accounting acquiree. We have been determined to be the accounting acquirer based on an evaluation of the following factors:

•
We are the sole managing member of Opco, the managing member has full and complete charge of all affairs of Opco and the existing non-managing
member equity holders of Opco do not have substantive participating or kick out rights;

•	The Sponsor and Opco jointly designated six of the initial eight members of the Board; and

•
Equity Holders do not hold a controlling interest in the Company or Opco due to (1) the limitation imposed by the Voting Agreement entered into between the Company and ICE at Closing on ICE and its affiliates’ voting power to 30% of the total voting power of all shares of our Class A common stock, par value $0.0001 per share (“Class A common stock”), and our Class V common stock, par value $0.0001 per share (“Class V common stock,” together with the Class A common stock, the “Common Stock”) that are issued and outstanding and entitled to vote as of the relevant record date so long as it owns shares of Common Stock representing more than 50% of the total voting power of the Company, and (2) ICE and its affiliates do not unilaterally control the Board, as only one out of the eight members of the Board is affiliated with ICE, and the majority of the Board are independent directors not affiliated with ICE.

These factors support the conclusion that the Company acquired a controlling interest in Opco and is the accounting acquirer. We are the primary beneficiary of Opco, which is a variable interest entity, since we have the power to direct the activities of Opco that most significantly impact Opco’s economic performance through our role as the managing member, and our ownership of Opco, which results in the right (and obligation) to receive benefits (and absorb losses) of Opco that could potentially be significant to us. Therefore, the Business Combination constituted a change in control and was accounted for using the acquisition method. Under the acquisition method, as the accounting acquirer, VIH’s net assets and stockholders equity retain their carrying values. The estimated fair value of the purchase price is allocated to the assets acquired and the liabilities assumed from Opco based on their estimated acquisition-date fair values. Opening successor cash and equity represent the carrying value of the accounting acquirer’s cash and equity and are not comparable to the predecessor cash and equity of Opco.
Included in the opening cash balance as of October 15, 2021 was $207.4 million from the proceeds of the sale of the units in VIH’s Initial Public Offering and the sale of the private placement warrants, net of transaction costs, that was previously held in the Trust Account. The cash proceeds from the Trust Account were used for transaction expenses, deferred underwriting commission, redemption of Public Shares, and the operating activities of the Company following the Business Combination.
We paid $84.5 million of cash for the repurchase of 8,452,042 shares Class A ordinary shares, for shareholders who elected to execute their redemption right, as presented within the financing activities of our statement of cash flows. The remaining 12,285,160 outstanding Class A ordinary shares of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and 5,184,300 Class B ordinary shares of the Company, par value $0.0001 per share (the “Class B Ordinary Shares”), were exchanged for an equivalent number of shares of Class A common stock.
We incurred $1.6 million of expenses directly related to the Business Combination from October 15, 2021 through December 31, 2021, which are reflected as “Acquisition-related expenses” in the statements of operations. Opco incurred approximately $24.8 million of expenses directly related to the Business Combination from January 1, 2021 through October 14, 2021, which are reflected as “Acquisition-related expenses” in the statements of operations, including a $12.1 million success fee for an investment bank advising Opco. At Closing, we paid approximately $7.3 million of deferred underwriting costs related to VIH’s initial public offering and $13.0 million of fees related to the $325.0 million in proceeds from the investors purchasing an aggregate of 32,500,000 shares of Class A common stock in connection with the Business Combination (the “PIPE Investment”). The cash inflow from the PIPE Investment is presented net of issuance costs within the financing section of the statement of cash flows. The fees associated with the PIPE were treated as a reduction of equity. Additionally, at Closing we paid approximately $0.9 million as a prepayment on Directors and Officers (“D&O”) insurance which is included in “Other current assets” in the balance sheets.
Additionally, all outstanding membership interests and rights to acquire membership interests in Opco were exchanged for an aggregate of 208,200,000 Opco common units and an equal number of newly issued shares of our Class V common stock, par value $0.0001 per share (“Class V common stock”), which are non-economic,
voting shares of the Company, of which 207,406,648 are outstanding and 793,352 reserved for issuance upon the exercise of a warrant agreement. Opco equity holders converted 400,000,000 Opco Class A voting units, 192,453,454 Opco Class B voting units, and 270,270,270 Opco Class C voting units to 189,933,286 shares of Class V common stock on a pro rata basis. Opco Class C warrants were exchanged for the 793,352 shares of Class V common stock referenced above. Opco incentive units were exchanged for 17,473,362 shares of Class V common stock.
Each Opco common unit, when coupled with one share of our Class V common stock is referred to as a “Paired Interest.” Paired Interests may be exchanged for one share of our Class A common stock or a cash amount in accordance with the Third Amended and Restated Limited Liability Company Agreement of Opco and the Exchange Agreement, dated as of October 15, 2021, between the Company and certain holders of Opco common units (the “Exchange Agreement”). Following the Closing, the Company owned approximately 20.3% of the Opco common units and with the remaining Opco common units being owned by the equity owners of Opco prior to the Merger (the “Opco Equity Holders”).
The following table summarizes the estimated fair value of the purchase consideration paid to Opco Equity Holders (in thousands, except per unit data):

Consideration
Equity consideration paid to Opco Equity Holders (1)	$1,904,648
Cash paid for redeemed Opco Incentive Units (2)	1,488
Cash paid for seller transaction costs (3)	13,454

Total purchase consideration	$1,919,590

(1)
The equity consideration paid to Opco Equity Holders is equal to the estimated fair value of noncontrolling interest on the acquisition date. Equity consideration paid to Opco Equity Holders consisted of the following:

Fair Value
Opco common units	189,933
Fair value per unit	$9.46

Fair value of Opco common units	$1,796,769
Fair value of Opco common incentive units based on services rendered	107,879

Equity consideration paid to Opco Equity Holders	$1,904,648

(2)
Represents the cash paid to certain Opco Equity Holders in exchange for the redemption of 40% of the first one-third
of their Opco common incentive units and preferred incentive units which vested at the effective time of the Business Combination (Note 11).

(3)	Represents Opco’s liability to pay transaction costs as of the Business Combination date, which was settled with cash received from the Business Combination.

We recorded the preliminary allocation of the purchase price to Opco’s assets acquired and liabilities assumed based on their fair values as of October 15, 2021. The preliminary purchase price allocation is as follows (in thousands):

Fair Value
Cash and cash equivalents, restricted cash and customer funds	$30,837
Accounts receivable, net	17,009
Other current assets	5,090
Property, equipment and software	4,115
Deposits with clearinghouse, noncurrent (affiliate in Predecessor period)	15,151
Intangible assets	393,070
Goodwill	1,527,071
Deferred tax asset	140
Other assets	3,002

Total assets acquired	1,995,485
Accounts payable and accrued liabilities	(52,997)
Due to related party (affiliate in Predecessor period)	(2,313)
Other current liabilities	(3,140)
Deferred revenue, current	(4,665)
Participation unit liability	(6,756)
Deferred revenue, noncurrent	(4,758)
Other liabilities	(1,266)

Total liabilities assumed	(75,895)

Total purchase consideration	$1,919,590

The goodwill of $1,527.1 million represents the excess purchase price over the fair value of the net tangible and identifiable intangible assets acquired and liabilities assumed. Qualitative factors that contribute to the recognition of goodwill include certain intangible assets that are not recognized as separate identifiable intangible assets apart from goodwill. Intangible assets not recognized apart from goodwill consist primarily of expertise and industry know-how
of the workforce, back-office infrastructure, strong market position and the assembled workforce of Opco. None of the goodwill recognized is expected to be deductible for income tax purposes.
The weighted average amortization period for the acquired intangible assets is 5.7 years. The fair value of the intangible assets is as follows (in thousands):

	Weighted Average Useful Lives (in years)	Fair Value
Trademarks / trade names (1)	Indefinite	$39,470
Licenses (2)	Indefinite	241,320
Customer relationships (3)	8.0	44,970
Technology (4)	4.2	67,310

Total intangible assets acquired		$393,070

(1)	The trademarks / trade names represent those that Opco originated which were valued using the relief-from-royalty method.
(2)	The licenses represent those that Opco acquired that were valued using the with-and-without method.
(3)	The customer relationships represent the existing customer relationships of Opco that were valued by applying the multi-period excess earnings methodology.
(4)	The technology represents technologies acquired and developed by Opco for the purpose of operating its platform, which were valued using the relief-from-royalty method.
The following unaudited pro forma financial information presents the combined results of operations as if the Business Combination and the acquisition of Bridge2 Solutions had occurred as of January 1, 2020. The unaudited pro forma financial information as presented below is for illustrative purposes and does not purport to represent what the results of operations would actually have been if the business combinations occurred as of the date indicated or what the results would be for any future periods. The unaudited pro forma results reflect the step-up
amortization adjustments for the fair value of intangible assets acquired, acquisition-related expenses, nonrecurring post-combination compensation expense, unit-based compensation expense under the new capital structure and the related adjustment to the income tax provision.

	Year ended December 31, 2021	Year ended December 31, 2020
Pro forma revenue, net	$39,437	$34,154
Pro forma net loss	(198,467)	(168,751)
Less: pro forma net loss attributable to noncontrolling interest	(165,136)	(140,376)

Pro forma net loss attributable to Bakkt Holdings, Inc.	$(33,331)	$(28,375)

Predecessor Acquisition
Bridge2 Solutions, LLC
On February 21, 2020, ICE acquired all of the issued and outstanding equity of Bridge2 Solutions LLC and its affiliated companies (collectively, “Bridge2 Solutions”), including their then-parent company B2S Holdings, Inc., a leading loyalty redemption platform provider connecting loyalty programs to ecommerce merchants allowing loyalty point holders to redeem a spectrum of loyalty currencies for digital assets, merchandise and services. On March 12, 2020, Bakkt completed a Series C round of financing valued at $300.0 million. As part of the financing, ICE contributed substantially all of the assets and liabilities of Bridge2 Solutions to the Company at a value of approximately $260.8 million. Bakkt accounted for the acquisition of Bridge2 Solutions as a common control transaction under ASC 805, as Bridge2 Solutions was owned by ICE prior to its combination with Opco. As such, we measured the recognized net assets of Bridge2 Solutions at the carrying amounts of the net assets previously recognized by ICE and began reflecting the operations of Bridge2 Solutions in its financial statements as of the date of its acquisition by ICE. This acquisition is included in the one reportable segment.
The following table summarizes the fair values of the net assets acquired as of the acquisition date (in thousands):

February 21, 2020
Cash and cash equivalents	$10,652
Accounts receivable	10,158
Other current assets	1,284
Property and equipment	4,465
Customer relationships	53,620
Technology	11,990
Trade name	415
Other non-current assets	2,864
Goodwill	216,575

Total assets acquired	312,023

February 21, 2020
Accounts payable and accrued liabilities	(22,450)
Deferred revenue	(12,703)
Deferred income tax liabilities	(3,005)
Other non-current liabilities	(2,402)

Total liabilities assumed	(40,560)

Total purchase consideration	$271,463

The identifiable intangible assets acquired were $53.6 million for customer relationships, which have been assigned a useful life of 12 years, approximately $12.0 million for acquired technology, which has been assigned a useful life of 7 years, and $0.4 million for a trade name, which has been assigned a useful life of 1 year. The weighted average amortization period for the acquired intangible assets is 11.0 years. The goodwill related to the acquisition represents the value paid for expertise and industry know-how
of the workforce, back-office infrastructure and expected synergies from Bridge2 Solutions’ complementary business model. We recognized an additional amount of approximately $10.1 million of goodwill as a result of push-down accounting by ICE for certain deferred income tax liabilities recognized, but not expected to be settled with ICE, in connection with the Bridge2 Solutions acquisition.
The actual results of operations of the acquisition has been included in the statements of operations from the date of acquisition. The following table summarizes Bridge2 Solutions’ revenue and earnings included in the statements of operations from February 22, 2020 through December 31, 2020 (in thousands):

February 22, 2020 – December 31, 2020
Revenue	$30,774
Net loss	(11,085)